UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2019

NCR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (937) 445-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01        Other Events.

As previously disclosed in the Quarterly Report on Form 10-Q of NCR Corporation ("NCR" or the "Company") for the quarter ended March 31, 2019 (as filed with the Securities and Exchange Commission (the "SEC") on May 7, 2019), effective in the January 1, 2019, NCR changed the management of its business to an industry basis from the previous model of management on a solution basis, which resulted in a corresponding change to NCR's reportable segments.

The Company is filing this Current Report on Form 8-K to update operating results for all periods covered in its Annual Report on Form 10-K for the year ended December 31, 2018 (as filed with the SEC on February 28, 2019), in order to give effect to the change in reportable segments. Specific information subject to update is as follows:

•	Consent of Independent Registered Public Accounting Firm, attached as Exhibit 23.1 to this report and incorporated herein by reference;

•	Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations, included in Exhibit 99.1 to this report and incorporated herein by reference; and

•	Part II, Item 8: Financial Statements and Supplemental Data, included in Exhibit 99.2 to this report and incorporated herein by reference.

This Current Report on Form 8-K does not reflect events occurring after February 28, 2019, the date that the Company filed the 2018 Form 10-K, and does not modify or update the disclosures therein in any way, other than as required to reflect the change in accounting methodology as described above and set forth in Exhibits 99.1 and 99.2, attached hereto, and to incorporate the reclassifications to incorporate the change in reportable segments described above and set forth in Exhibit 99.2, attached hereto. For information on developments regarding the Company since the filing of the 2018 Form 10-K, please refer to the Company’s reports filed with the SEC, including the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2019, and June 30, 2019 and other subsequent SEC filings.

Item 9.01        Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.            Description
23.1Consent of Independent Registered Public Accounting Firm

99.1Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

99.2Part II. Item 8. Financial Statements and Supplemental Data

101	XBRL Instance Document and Related Items

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR CORPORATION

By:	/s/ Andre J. Fernandez
Andre J. Fernandez
Executive Vice President and Chief Financial Officer
Date: August 6, 2019